UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Christopher Weil & Company Core Investment Fund
Ticker CWCFX

Christopher Weil & Company Global Dividend Fund
Ticker CWGDX

For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT
May 31, 2014

Table of Contents

CHRISTOPHER WEIL & COMPANY FUNDS

Letters to Shareholders	2
Sector Allocation	7
Performance Information	8
Schedules of Investments	10
Statements of Assets and Liabilities	14
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16

NOTES TO FINANCIAL STATEMENTS	17

DISCLOSURE OF EXPENSES	24

ADDITIONAL INFORMATION	25

2014 Semi-Annual Report 1

Christopher Weil & Company Core Investment Fund
Market and Investment Commentary for the six month period ended May 31, 2014.

Investment Summary
For the six-month fiscal period ending May 31, 2014, the Christopher Weil & Company Core Investment Fund (the "Fund") returned 6.70% vs. 7.62% for the S&P 500® index. We started the period with thirty (30) equity positions and ended the period with the same number of positions. During the period, eleven (11) positions were fully liquidated, while eleven (11) new positions were established. We added new positions to the financial and material sectors, while we reduced the number of positions in healthcare and information technology. Additionally, we purchased put options in December and January, which provided a slight positive impact on performance. We continued to target a concentrated portfolio of around 30 equity positions as we believed it would serve us best with the market conditions of the last six months.

The Fund's performance was negatively affected by our exposure to consumer discretionary and financial stocks. In the consumer discretionary sector, Ulta Salon (ULTA) and Five Below (FIVE) were some of our worst performers in the Fund. Exposure to the financial sector through asset managers Waddell & Reed (WDR) and Affiliated Managers Group (AMG) also dragged on the Fund's performance. Finally, exposure to Celgene Corp (CELG), Kansas City Southern (KSU), EBay Inc. (EBAY) and LKQ Corp (LKQ) negatively affected our performance. On the positive side, our exposure to the consumer discretionary stock Under Armour (UA), Illumina Inc. (ILMN) and Jazz Pharmaceuticals (JAZZ) in the health care sector, and Spirit Airlines (SAVE) in the industrial sector helped the Fund's performance.

During the course of the year, the Fund used put options to hedge market declines. Overall, the options had a slight positive impact on performance.

Themes of the Last Six Months
Following large gains in the equities and housing markets, the first half of 2014 was characterized by a relative stabilization and moderation of financial markets. In the period from 11/30/13 to 5/31/14, the S&P 500® returned 7.62%, a return significantly higher than its long term average, but not atypical in a bull market. Price to earnings ratios did climb over 17 during this period, but remained in range of historical averages. The recovery in the housing sector became somewhat murky as higher interest rates and cold weather contributed to a decline in home sales, but not a decline in home prices. A particularly cold winter in most parts of the U.S. led to a sharp decline in GDP during the winter quarter, but there was little sign of corporate earnings weakness during this time. Tensions between Russia and Ukraine and civil war in Syria did not have particularly strong impacts on the market although a moderate rise in oil prices may be related to these conflicts. In fact, the unemployment rate continued to drop during this period. Overall, we believe this period left most investors feeling rather content.

Investment Strategy
Currently, we intend to maintain a target portfolio that consists of approximately thirty (30) stocks, aiming for each to have a weighting of between 2.5% and 4% of the value of the Fund. As the economic and investment climate changes, we may increase or decrease our target number of positions. We take a bottom up approach, finding companies in various sectors that have strong revenue growth and strong balance sheets, avoiding the most volatile issues. Technical analysis helps in choosing entry and exit points. Companies represent most major industry sectors, but we have, in practice, generally, over weighted technology and consumer discretionary while underweighting financials, energy utilities, and telecoms.

While we look to macro trends for guidance, note that our methodology is fundamentally bottoms up. We rigorously screen the investable universe for stocks that have strong balance sheets and income statements along with positive track records and likely potential for growth. The search for good value remains a top priority as we believe that even a great company can trade for too high a price and a mediocre one can trade well below its intrinsic value. We look for stocks that will outperform over the next few years and mostly shun short term plays, maintaining a mix of stocks of varied sectors, market capitalizations, and anticipated volatility.

2014 Semi-Annual Report 2

Investment Summary
Despite uncertainties and slowing earnings growth, we believe many equities are still reasonably priced. With bond yields for both investment grade and high yield still low, the equity risk to reward ratio continues to be favorable for investors who can tolerate short to medium term volatility. Businesses have, in many cases, been improving their balance sheets and are much more able to handle shocks than in times past. We continue to believe that well managed companies will continue to lead their industries, take market share, and grow earnings. Investors in well run companies should continue to profit over the longer term. We continue to buy companies we hope will deliver outsized positive returns over the long term. We may employ some hedging strategies if necessary to weather more volatile times.

Christopher Weil, Chairman & John Wells, President/CEO
Christopher Weil & Company, Inc., Investment Advisor

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-888-550-9266. Investors should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. You may obtain a prospectus on our website www.cweil.com or by calling toll free 1-888-550-9266. The Fund's Distributor Is Rafferty Capital Markets, LLC.

2014 Semi-Annual Report 3

Christopher Weil & Company Global Dividend Fund
Market and Investment Commentary for the six month period ended May 31, 2014.

For the six-month fiscal period ending May 31, 2014, the Christopher Weil & Company Global Dividend Fund (the "Fund") returned a total of 5.1% compared to 6.4% for the MSCI ACWI Index. On May 31, 2014, the Fund had net assets of $35.8 million.

North America
After a significant run-up in 2013, the U.S. market cooled off in January; inclement weather on the East Coast and mediocre economic data provided little justification for positive returns. For the six-month fiscal period ending May 31, 2014, the Dow Jones has returned 5.2%, while the S&P 500® Index and NASDAQ returned 7.6 % and 5.2%, respectively.

The start of Q1 2014 was also highlighted by the exit of Ben Bernanke as Chairman of the Federal Reserve. He will be remembered for steering Wall Street and Main Street away from a financial meltdown in 2008 with aggressive and unconventional monetary policies. Bernanke's replacement, Janet Yellen, was welcomed as Fed Chairwoman and stated in the Fed's January minutes that she would continue to pare bond purchases. However, in the FOMC meeting on March 20, 2014, Yellen spooked the market by giving a specific timetable on interest-rate hikes that will follow tapering. This resulted in a significant sell-off. The sell-off reflected investor anticipation of two things: continued tapering and, eventually, interest rate hikes. More specifically, moving forward, Yellen believes that the strength of U.S. economic growth will steer Fed policy towards further restrictive monetary policy and will dictate whether interest rate hikes will be implemented in the future.

In May, privately-owned housing came in 6.5% lower than the April estimate, marking its first decline in four months. Similarly, single-family housing starts were below the original April estimates by 6%. This decrease marks the end of a run of increased housing starts, though, this decrease may simply be attributed to a return to the norm for this time of year. While there were less housing starts in May than there were in January, the seasonally adjusted annual rate of housing starts is still 9.4% higher than it was in 2013 at this time, contradictorily suggesting that the housing market could be improving. Without a doubt, America's trend of housing start growth is more promising than the trends of decline shown by the housing start numbers of other countries.

Europe
The recovery of the Eurozone gained traction in 2014. Positive developments included economic growth in Spain and a steady trickle of positive data in Greece and Italy. Spain saw positive progress in its recovery, contributing to a 12.2% increase in the IBEX 35. Recent data indicated that, for the first time in two years, Spain's economy grew for two consecutive quarters starting in the second half of 2013. The Bank of Spain has stressed that forecast GDP growth of 1.0 -1.7% will not be enough to significantly improve 26% unemployment, though public deficits have begun to stabilize at a reasonable 6.6% of GDP. In Greece, increased car sales, the resumption of public works projects, and positive economic projections have lifted hopes that the country will emerge from its prolonged recession. In Italy, where economic performance has been sluggish for a decade, investor confidence saw signs of improvement as a recent bond sale fetched 6.75 billion euros.

The Eurozone economy, while still working to find its economic footing, is starting to see local improvements that investors believe should contribute to a more robust recovery. That said, markets in Europe were distracted this reporting period by political theater as Vladimir Putin's Russia forcefully claimed control of the Crimean region of Ukraine in mid-March. While Putin received praise for the $50 billion Sochi Olympics in January, he ultimately lost any goodwill garnered and subjected his country to international disapproval. Uncertainty pertaining to UN sanctions and the potential for violent conflict affected the Russian market, which fell 8%. We believe that although Europe is recovering, steps taken by the Russian government could potentially increase the price of natural gas sold to broader European consumers. Such increases could stall a continued Eurozone recovery. Recently, Russia cut all gas supplies to Ukraine, setting up a dispute over the region's natural gas supply. Russia is demanding that the Ukraine pay for its natural gas in advance. The Ukrainian Prime Minister, Arseny Yatseniuk, has tried to stand strong in demanding the market price for gas. Russia countered saying they would continue to withhold gas shipments to Ukraine, but that this ban would not affect the gas shipments to other countries in Europe. Subsequently, the economies of both countries have shown troubling signs in Q2 2014.

2014 Semi-Annual Report 4

The U.K. market saw a substantial boost in its market as the London FTSE MIB index gained 15.6% for the six-month fiscal period ending May 31, 2014. The UK has been showing promising signs among its consumer base. In May, customer confidence in the UK increased to zero, a marked change over its negative three rating in April. This number, according to The Telegraph, is the highest it has been in over nine years. Market confidence continues to spike in young professionals and manual workers, and signs point towards even more increased consumer spending in the future. The effects of the Ukraine Gas Crisis do not seem to have reached the UK, and experts believe confidence in the British market will only increase over time. Consumers in this market hold significant amounts of purchasing power when compared to markets of other countries in the area. The working class is holding jobs longer as well, which explains the increase in customer confidence among working professionals. While the Russian market shows troubling signs of continued decline, the UK is encouraging trader activity, an action that can only increase the British market value in the future.

Asia
Asian markets experienced downward pressure during the first month of Q1 2014 due mainly to investors' multiple concerns with China. Chinese issues ranging from dangerous levels of credit supply to government reforms curbing manufacturing activity, and slowing GDP growth added to investors' worries. Among these concerns, default risks stood out as a solar company and a major real estate developer defaulted on their debts this year. These defaults have drawn more attention to China's "shadow-banking" industry. With the accumulation of risks posed by China, the Hang Seng Index dropped 1.8% . China's Q2 resembled the United States' Q1: a surprisingly slow period that failed to meet its own high growth expectation. China's own Q1 was its slowest in terms of growth since 2012, causing many to believe China will reevaluate its high growth goals, set at 7.5% by the end of 2014. With the Chinese economy threatening to slow (relatively of course), questions begin to arise concerning the potential of stimulus from the Chinese government. In April, China announced it would approve a series of "mini-stimuli" to boost the lagging Chinese government. These stimuli, funded by loans from bond markets, differ from China's stimulus package of 2008, which relied on loans from local governments.

In Japan, a lower than expected GDP growth rate for 2013 spooked investors and the Nikkei 225 fell 6.5% for the filing period.

More concern was added to the emerging economy as investors expect the U.S. Fed to tighten their monetary policy and increase interest rates in the near-term that would intensify the financial risks in China. The accumulation of these factors caused an outflow of $10 billion from emerging-market ETFs in the first two months of 2014, which exceeded total outflows of $8.8 billion in all of 2013.

Latin America
Since mid-2013, Brazil has seen economic weakness and slower-than-expected GDP growth, which has only been exacerbated by the broader sell-off in emerging markets this year. Tight monetary policy and weakness in China have contributed additional uncertainty, as China represents more than 15% of Brazil's exports. Given the decrease of 2.4% in the Ibovespa Index during the reporting period, it seems the World Cup alone will not be enough to appeal to global investors' sentiment. Further, stagnation in China could significantly impact Brazil's GDP. Continued stagnation in the country and political uncertainty resulted in a downgrade of Brazil's credit to one level above a 'junk' designation (BBB-) by Standard & Poors. Moving forward, as the US Fed continues to taper bond purchases, a decrease in the supply of 'cheap' money could continue to expand an already significant growth problem in Brazil and the South American economy as a whole.

In contrast to its first quarter, which was marked by slower-than-expected GDP growth, Brazil has seen its economy flourish as the host of this year's World Cup. Experts believe the total amount invested in industries like construction, clothing manufacturing, and other World Cup activities, will yield almost a 500% return for investment. The increase in the population's income will impact the consumer market as well, showing that the World Cup has the potential to impact Brazil's slowing economy in many ways. Other countries in South America expect to see similar jumps in their economies as well. However, like most large events, the impacts of the World Cup may not have any sticking power. Unless consumers grow more confident in their respective economies, the positive economic effects of the World Cup may give way to economic regression once again.

2014 Semi-Annual Report 5

In Mexico, President Enrique Pena Nieto made good on his nationwide push for renewable energy by ending the monopoly status of the Petroleos Mexicanos oil company and paving the way for an energy trading market and renewable power. The abolishment of this monopoly is widely expected to reduce energy costs and to have a far reaching impact on Mexico's economy.

Summary
Soledad Investment Management utilizes a long-term oriented, buy-and-hold value philosophy in picking stocks. Our long-standing, time-tested approach to investing remains unchanged. We are bottom-up managers, looking first at the fundamentals of a company to determine intrinsic value. Our value investment philosophy seeks to reward patient investors with superior long-term risk adjusted returns. Soledad Investment Management consistently searches globally on behalf of our clients for opportunities that will enhance their portfolio of holdings. We thank you for your patience and steadfast confidence in our organization.

Louie Nguyen, Managing Member/Chief Investment Officer
Soledad Investment Management, Sub-Advisor

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-888-550-9266. Investors should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. You may obtain a prospectus on our website www.cweil.com or by calling toll free 1-888-550-9266. The Fund's Distributor Is Rafferty Capital Markets, LLC.

2014 Semi-Annual Report 6

Christopher Weil & Company Funds

                CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
                                                Sector Allocation (Unaudited)
                                                   (As a Percentage of Net Assets)

                 *Net Cash represents cash equivalents and liabilities in excess of other assets.

                 CHRISTOPHER WEIL & COMPANY GLOBAL DIVIDEND FUND
                                                Sector Allocation (Unaudited)
                                                   (As a Percentage of Net Assets)

                 *Net Cash represents cash equivalents and liabilities in excess of other assets.

2014 Semi-Annual Report 7

Christopher Weil & Company Core Investment Fund (Unaudited)

PERFORMANCE INFORMATION

May 31, 2014 NAV $13.78

Average Annual Total Returns for the Periods Ended May 31, 2014.

		Since
	1 Year(A)	Inception(A)
Christopher Weil & Company Core Investment Fund	22.27%	18.72%
S&P 500® Index (B)	20.45%	22.18%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 3/28/14): 1.51%

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Core Investment Fund was December 21, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2014 Semi-Annual Report 8

Christopher Weil & Company Global Dividend Fund (Unaudited)

PERFORMANCE INFORMATION

May 31, 2014 NAV $13.67

Average Annual Total Returns for the Periods Ended May 31, 2014.

		Since
	1 Year(A)	Inception(A)
Christopher Weil & Company Global Dividend Fund	16.62%	16.39%
MSCI ACWI Index (B)	17.15%	18.30%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 3/28/14): 1.76%

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Global Dividend Fund was December 21, 2011.

(B) The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2014 Semi-Annual Report 9

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		May 31, 2014 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS

COMMUNICATIONS
Services - Business Services, NEC
1,000	priceline.com Incorporated *	$1,278,630
Services - Computer Programming, Data Processing, Etc.
12,000	Facebook, Inc. Class A *	759,600
1,100	Google Inc. Class A *	628,815
1,100	Google Inc. Class B *	615,879
		2,004,294
Total for Communications		3,282,924	8.39%
CONSUMER DISCRETIONARY
Apparel & Other Finished Products Of Fabrics & Similar Material
13,600	Under Armour, Inc. Class A *	690,744
Cable & Other Pay Television Services
15,350	The Walt Disney Co.	1,289,553
Leather & Leather Products
8,000	Michael Kors Holdings Limited * (Hong Kong)	755,040
Men's & Boys' Furnishings, Work Clothing, & Allied Garments
20,900	V.F. Corporation	1,317,118
Motor Vehicle Parts & Accessories
19,900	BorgWarner Inc.	1,251,511
Services - Computer Programming, Data Processing, Etc.
12,500	TripAdvisor, Inc. *	1,214,625
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
12,288	Ecolab Inc.	1,341,727
Total for Consumer Discretionary		7,860,318	20.08%
CONSUMER STAPLES
Food And Kindred Products
14,000	The Hain Celestial Group, Inc. *	1,270,080
Total for Consumer Staples		1,270,080	3.25%
ENERGY
Crude Petroleum & Natural Gas
17,902	Noble Energy, Inc.	1,290,197
Total for Energy		1,290,197	3.30%
FINANCIALS
Investment Advice
6,275	Affiliated Managers Group, Inc. *	1,183,465
Security Brokers, Dealers & Flotation Companies
3,600	BlackRock, Inc.	1,097,640
17,000	Waddell & Reed Financial, Inc.	1,026,460
		2,124,100
Services - Business Services, NEC
9,595	FleetCor Technologies, Inc. *	1,212,904
16,000	Mastercard, Inc.	1,223,200
		2,436,104
Total for Financials		5,743,669	14.68%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 10

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		May 31, 2014 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS - Continued

HEALTH CARE
Laboratory Analytical Instruments
6,500	Illumina, Inc. *	$1,028,625
Pharmaceutical Preparations
6,500	Jazz Pharmaceuticals plc * (Ireland)	922,090
12,000	Salix Pharmaceuticals, Ltd. *	1,368,960
		2,291,050
Total for Health Care		3,319,675	8.48%
INDUSTRIALS
Air Transportation, Scheduled
12,500	Alaska Air Group, Inc.	1,230,750
26,000	Spirit Airlines, Inc. *	1,535,950
		2,766,700
Construction - Special Trade Contractors
13,600	Chicago Bridge & Iron Company N.V. (Netherlands)	1,107,040
Motors & Generators
21,200	Generac Holdings Inc.	1,032,016
Public Building & Related Furniture
14,600	B/E Aerospace, Inc. *	1,412,550
Railroads, Line-Haul Operating
6,000	Union Pacific Corporation	1,195,620
Total for Industrials		7,513,926	19.20%
INFORMATION TECHNOLOGY
Electronic Computers
2,608	Apple Inc.	1,650,864
Services - Business Services, NEC
19,500	eBay Inc. *	989,235
24,900	MAXIMUS, Inc.	1,112,532
		2,101,767
Total for Information Technology		3,752,631	9.59%
MATERIALS
Paints, Varnishes, Lacquers, Enamels & Allied Products
6,000	PPG Industries, Inc.	1,209,660
Plastic Materials, Synth Resins & Nonvulcan Elastomers
29,000	PolyOne Corporation	1,163,770
Total for Materials		2,373,430	6.06%
Total for Common Stocks (Cost $29,721,253)		$36,406,850	93.03%
MONEY MARKET FUNDS
2,761,453	Invesco Short Term Investments Treasury Class I 0.02%**	2,761,453	7.05%
	(Cost $2,761,453)
Total Investment Securities		39,168,303	100.08%
	(Cost $32,482,706)
Liabilities In Excess of Other Assets		(29,987)	-0.08%
Net Assets		$39,138,316	100.00%

* Non-Income Producing Securities. ** The rate shown was the 7-day yield at May 31, 2014 The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 11

Christopher Weil & Company Global Dividend Fund
		Schedule of Investments
		May 31, 2014 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS

CONSUMER DISCRETIONARY
Games, Toys & Children's Vehicles (No Dolls & Bicycles)
7,530	Hasbro, Inc.	$404,361
Retail - Miscellaneous Shopping Goods Stores
79,700	Staples, Inc.	896,625
Retail - Variety Stores
20,110	Target Corporation	1,141,444
Total for Consumer Discretionary		2,442,430	6.82%
CONSUMER STAPLES
Beverages
10,320	PepsiCo, Inc.	911,566
Cigarettes
19,895	Altria Group, Inc.	826,836
Converted Paper & Paperboard Products (No Containers/Boxes)
7,256	Kimberly-Clark Corporation	815,212
Food And Kindred Products
27,782	Unilever plc **	1,249,357
Malt Beverages
14,350	Molson Coors Brewing Company Class B	943,226
Total for Consumer Staples		4,746,197	13.25%
ENERGY
Crude Petroleum & Natural Gas
21,421	TOTAL S.A. **	1,487,688
Drilling Oil & Gas Wells
20,640	Ensco plc (United Kingdom)	1,086,902
Petroleum Refining
4,982	Chevron Corporation	611,740
Total for Energy		3,186,330	8.89%
FINANCIALS
Commercial Banks, NEC
101,000	Banco Santander (Brasil) S.A. **	1,032,220
Savings Institution, Federally Chartered
24,192	HSBC Holdings plc **	1,275,402
Services - Business Services, NEC
58,100	The Western Union Company	939,477
Total for Financials		3,247,099	9.06%
HEALTH CARE
Pharmaceutical Preparations
10,000	AstraZeneca plc **	722,000
16,392	GlaxoSmithKline plc **	884,184
16,243	Merck & Co., Inc.	939,820
28,533	Pfizer Inc.	845,433
19,709	Sanofi S.A. **	1,050,490
		4,441,927
Total for Health Care		4,441,927	12.40%
INDUSTRIALS
Electronic & Other Electrical Equipment (No Computer Equip)
43,867	General Electric Company	1,175,197
31,280	Koninklijke Philips Electronics N.V. **	986,571
		2,161,768
Total for Industrials		2,161,768	6.04%

** ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 12

Christopher Weil & Company Global Dividend Fund
		Schedule of Investments
		May 31, 2014 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS - Continued

INFORMATION TECHNOLOGY
Computer Communications Equipment
39,000	Cisco Systems, Inc.	$960,180
Semiconductors & Related Devices
47,871	Intel Corporation	1,307,836
Total for Information Technology		2,268,016	6.33%
MATERIALS
Cement, Hydraulic
32,304	CRH plc **	892,236
Chemicals - Diversified
8,693	BASF Aktiengesellschaft **	1,000,956
12,266	E.I. du Pont de Nemours and Company	850,156
		1,851,112
Converted Paper & Paperboard Products (No Containers/Boxes)
15,831	Avery Dennison Corporation	802,632
Metal Mining
19,130	Rio Tinto plc **	982,899
61,200	Vale S.A. **	780,300
		1,763,199
Total for Materials		5,309,179	14.82%
TELECOMMUNICATION SERVICES
Radiotelephone Communications
16,226	Vodafone Group plc **	568,072
Telephone Communications (No Radiotelephone)
12,932	AT&T Inc.	458,698
15,189	BCE Inc. (Canada)	697,631
571,000	Oi S.A. **	481,581
78,488	Orange S.A. **	1,259,732
80,437	Telefonica S.A. **	1,345,711
18,000	Verizon Communications Inc.	899,280
		5,142,633
Total for Telecommunication Services		5,710,705	15.94%
UTILITIES
Electric Services
26,539	PPL Corporation	931,254
Total for Utilities		931,254	2.60%
Total for Common Stocks (Cost $28,831,789)		$34,444,905	96.15%
MONEY MARKET FUNDS
1,225,398	Invesco Short Term Investments Treasury Class I 0.02%***	1,225,398	3.42%
	(Cost $1,225,398)
Total Investment Securities		35,670,303	99.57%
	(Cost $30,057,187)
Other Assets In Excess of Liabilities		153,759	0.43%
Net Assets		$35,824,062	100.00%

** ADR - American Depository Receipt. *** The rate shown was the 7-day yield at May 31, 2014. The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 13

Christopher Weil & Company Funds

Statements of Assets and Liabilities (Unaudited)	Core Investment	Global Dividend
May 31, 2014	Fund	Fund

Assets:
Investment Securities at Fair Value*	$39,168,303	$35,670,303
Dividends Receivable	8,665	195,335
Interest Receivable	31	12
Receivable for Shareholder Purchases	10,000	11,500
Total Assets	39,186,999	35,877,150
Liabilities:
Payable for Advisor Fees	32,455	37,920
Payable for Services Fees	16,228	15,168
Total Liabilities	48,683	53,088
Net Assets	$39,138,316	$35,824,062
Net Assets Consist of:
Paid In Capital	$30,953,807	$27,957,015
Accumulated Undistributed Net Investment Income (Loss)	(212,418)	856,846
Accumulated Realized Gain (Loss) on Investments - Net	1,711,330	1,397,085
Unrealized Appreciation (Depreciation) in Value of Investments - Net	6,685,597	5,613,116
Net Assets	$39,138,316	$35,824,062

Net Asset Value and Offering Price (Note 2)	$13.78	$13.67
Minimum Redemption Price (Note 2)	$13.50	$13.40

* Investments at Identified Cost	$32,482,706	$30,057,187

Shares Outstanding (Unlimited number of shares	2,839,245	2,620,016
authorized without par value)

Statements of Operations (Unaudited)
For the six month period ended May 31, 2014

Investment Income:
Dividends **	$63,232	$1,227,969
Interest	245	120
Total Investment Income	63,477	1,228,089
Expenses:
Investment Advisor Fees	183,930	209,752
Services Fees	91,965	83,901
Total Expenses	275,895	293,653

Net Investment Income (Loss)	(212,418)	934,436

Realized and Unrealized Gain (Loss) on Investments and Options Purchased:
Net Realized Gain (Loss) on Investments	1,561,783	1,397,081
Net Realized Gain (Loss) on Options Purchased	212,194	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	818,845	(615,445)
Net Realized and Unrealized Gain (Loss) on Investments and Options Purchased	2,592,822	781,636

Net Increase (Decrease) in Net Assets from Operations	$2,380,404	$1,716,072

** Net of Foreign Withholding Taxes and ADR Fees	$245	$68,596

The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 14

Christopher Weil & Company Funds

Statements of Changes in Net Assets	Core Investment Fund		Global Dividend Fund

	(Unaudited)		(Unaudited)
	12/1/2013	12/1/2012	12/1/2013	12/1/2012
	to	to	to	to
	5/31/2014	11/30/2013	5/31/2014	11/30/2013
From Operations:
Net Investment Income (Loss)	$(212,418)	$(87,895)	$934,436	$496,813
Net Realized Gain (Loss)	1,773,977	3,840,496	1,397,081	747,657
Change in Net Unrealized Appreciation (Depreciation)	818,845	3,866,083	(615,445)	4,913,797
Increase (Decrease) in Net Assets from Operations	2,380,404	7,618,684	1,716,072	6,158,267
From Distributions to Shareholders:
Net Investment Income	-	(70,226)	(516,770)	(457,637)
Net Realized Gain from Security Transactions	(3,237,581)	-	(739,953)	-
Total Distributions to Shareholders	(3,237,581)	(70,226)	(1,256,723)	(457,637)
From Capital Share Transactions:
Proceeds From Sale of Shares	3,463,096	4,650,520	2,769,548	4,568,009
Proceeds from Redemption Fees (Note 2)	-	-	-	-
Shares Issued on Reinvestment of Dividends	3,237,581	70,226	1,256,611	457,637
Cost of Shares Redeemed	(1,422,657)	(2,507,651)	(997,936)	(2,861,617)
Net Increase (Decrease) from Shareholder Activity	5,278,020	2,213,095	3,028,223	2,164,029
Net Increase (Decrease) in Net Assets	4,420,843	9,761,553	3,487,572	7,864,659

Net Assets at Beginning of Period	34,717,473	24,955,920	32,336,490	24,471,831

Net Assets at End of Period	$39,138,316	$34,717,473	$35,824,062	$32,336,490

Accumulated Undistributed Net Investment Income (Loss)	$(212,418)	$-	$856,846	$439,180

Share Transactions:
Issued	254,361	367,210	209,499	367,713
Reinvested	246,391	6,431	95,705	41,908
Redeemed	(105,491)	(202,051)	(74,861)	(234,973)
Net Increase (Decrease) in Shares	395,261	171,590	230,343	174,648
Shares Outstanding Beginning of Period	2,443,984	2,272,394	2,389,673	2,215,025
Shares Outstanding End of Period	2,839,245	2,443,984	2,620,016	2,389,673

* Commencement of Operations. The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 15

Christopher Weil & Company Core Investment Fund

Financial Highlights
	(Unaudited)
Selected data for a share outstanding throughout the period:	12/1/2013		12/1/2012	12/21/2011*
	to		to	to
	5/31/2014		11/30/2013	11/30/2012
Net Asset Value - Beginning of Period	$14.21		$10.98	$10.00
Net Investment Income (Loss) (a)	(0.08)		(0.04)	0.03
Net Gains (Loss) on Investments (Realized and Unrealized)	0.97		3.30	0.95
Total from Investment Operations (b)	0.89		3.26	0.98
Distributions (From Net Investment Income)	-		(0.03)	-
Distributions (From Capital Gains)	(1.32)		-	-
Total Distributions	(1.32)		(0.03)	-
Proceeds from Redemption Fee (Note 2)	-		-	-
Net Asset Value - End of Period	$13.78		$14.21	$10.98
Total Return (c)	6.70%	***	29.78%	9.80%	***

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$39,138		$34,717	$24,956
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	-1.15%	**	-0.30%	0.30%	**
Portfolio Turnover Rate	39.28%	***	164.60%	59.33%	***

Christopher Weil & Company Global Dividend Fund

Financial Highlights
	(Unaudited)
Selected data for a share outstanding throughout the period:	12/1/2013		12/1/2012	12/21/2011*
	to		to	to
	5/31/2014		11/30/2013	11/30/2012
Net Asset Value - Beginning of Period	$13.53		$11.05	$10.00
Net Investment Income (Loss) (a)	0.37		0.22	0.21
Net Gains (Loss) on Investments (Realized and Unrealized) (b)	0.30		2.47	0.84
Total from Investment Operations	0.67		2.69	1.05
Distributions (From Net Investment Income)	(0.22)		(0.21)	-
Distributions (From Capital Gains)	(0.31)		-	-
Total Distributions	(0.53)		(0.21)	-
Proceeds from Redemption Fee (Note 2)	-		-	-

Net Asset Value - End of Period	$13.67		$13.53	$11.05
Total Return (c)	5.07%	***	24.77%	10.50%	***

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$35,824		$32,336	$24,472
Ratio of Expenses to Average Net Assets	1.75%	**	1.75%	1.75%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	5.57%	**	1.78%	2.05%	**
Portfolio Turnover Rate	10.44%	***	9.59%	4.91%	***

* Commencement of Operations.
** Annualized.
*** Not Annualized.
(a) Per share amount calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 16

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
CHRISTOPHER WEIL & COMPANY GLOBAL DIVIDEND FUND
May 31, 2014
(Unaudited)

1.) ORGANIZATION
Christopher Weil & Company Core Investment Fund (“Core Investment”) and Christopher Weil & Company Global Dividend Fund (“Global Dividend”) (collectively, the “Funds” or the “CWC Funds”) were each organized as a diversified series of the PFS Funds (the “Trust”) on December 16, 2011. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of May 31, 2014, there were nine series authorized by the Trust. The investment advisor to Core Investment and Global Dividend is Christopher Weil & Company, Inc. (the “Advisor” or “CWC”). The Funds commenced operations on December 21, 2011. The Funds’ investment objective is to seek long-term capital appreciation. Significant accounting policies of the Funds are presented in Note 2 below.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of each Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six month period ended May 31, 2014, proceeds from redemption fees were $0 and $0 for Core Investment and Global Dividend, respectively.

SHORT SALES: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford a Fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2014 Semi-Annual Report 17

Notes to Financial Statements (Unaudited) - continued

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2012), or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal tax authorities; however the Funds are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six month period ended May 31, 2014, the Funds did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis.

OTHER: Each Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITY VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value mea-

2014 Semi-Annual Report 18

Notes to Financial Statements (Unaudited) - continued

surement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks, including ADRs). Equity securities are carried at fair value. The market quotation used for equity securities, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, a purchased option position is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the option position. Lacking a last sale price, a written option position is valued at its last ask price except when, in the Advisor’s opinion, the last ask price does not accurately reflect the current value of the option position. When such bid or ask prices are used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 or level 3 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Funds’ assets measured at fair value as of May 31, 2014:

Core Investment:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 36,406,850	$0	$0	$ 36,406,850
Money Market Funds	2,761,453	0	0	2,761,453
Total	$ 39,168,303	$0	$0	$ 39,168,303

2014 Semi-Annual Report 19

Notes to Financial Statements (Unaudited) - continued

Global Dividend:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 34,444,905	$0	$0	$ 34,444,905
Money Market Funds	1,225,398	0	0	1,225,398
Total	$ 35,670,303	$0	$0	$ 35,670,303

Refer to each Fund’s Schedule of Investments for a listing of securities by industry. The Funds did not hold any level 3 assets during the six month period ended May 31, 2014. There were no transfers into or out of the levels during the six month period ended May 31, 2014. It is the Funds’ policy to consider transfers into or out of the levels as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. For its services the Advisor receives an investment management fee equal to 1.00% of the average daily net assets of Core Investment and an investment management fee equal to 1.25% of the average daily net assets of Global Dividend. Soledad Investment Management, LLC (the "Sub-Advisor") serves as the sub-advisor of Global Dividend and is paid by the Advisor, not the Fund. Core Investment does not have a Sub-Advisor. For the six month period ended May 31, 2014, the Advisor earned management fees of $183,930 and $209,752 for Core Investment and Global Dividend, respectively. At May 31, 2014, Core Investment and Global Dividend owed the Advisor management fees of $32,455 and $37,920, respectively.

Additionally, the Funds each have a Services Agreement with the Advisor (the “Services Agreements”). Under the Services Agreements the Advisor receives an additional fee of 0.50% of the average daily net assets per Fund and is obligated to pay the operating expenses of the Funds excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. For the six month period ended May 31, 2014, the Advisor earned services fees of $91,965 and $83,901 for Core Investment and Global Dividend, respectively. At May 31, 2014, the Funds owed the Advisor services fees of $16,228 and $15,168 for Core Investment and Global Dividend, respectively.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Funds. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Funds by the Advisor.

The Trustees who are not interested persons of the Funds were paid a total of $3,000 in Trustees’ fees for both Funds for the six month period ended May 31, 2014 by the Advisor.

6.) DERIVATIVES
At May 31, 2014, the Funds did not hold any derivative instruments. However, Core Investment invested in derivatives during the six month period ended May 31, 2014. Global Dividend did not invest in derivatives during the six month period ended May 31, 2014. The following information summarizes Core Investment’s (defined as the “Fund” for Note 6) use of derivatives:

Transactions in purchased put options during the six month period ended May 31, 2014 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at November 30, 2013	0	$0
Options purchased	1,800	119,800
Options terminated in closing sale transactions	(1,800)	(119,800)
Options expired	0	0
Options exercised	0	0
Options outstanding at May 31, 2014	0	$0

The Fund did not engage in written options during the six month period ended May 31, 2014.

2014 Semi-Annual Report 20

Notes to Financial Statements (Unaudited) - continued

The locations on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, are as follows:

	Asset		Liability
	Derivatives		Derivatives
Options purchased		Written Options at
Included In Investments in	$0	Fair Value	$0
Securities at Fair Value

Realized and unrealized gains and losses on derivatives contracts entered into during the six month period ended May 31, 2014 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
Equity Contracts	Location	Gain/(Loss)	Location	Gain/(Loss)
Options	Net Realized		Change In Unrealized
Purchased	Gain (Loss) on	$212,194	Appreciation (Depreciation)	$0
	Options Purchased		on Options Purchased

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expires. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

2014 Semi-Annual Report 21

Notes to Financial Statements (Unaudited) - continued

7.) INVESTMENTS
For the six month period ended May 31, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Core Investment	Global Dividend
Purchases	$15,444,824	$5,462,416
Sales	$13,250,087	$3,341,270

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at May 31, 2014 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Core Investment	Global Dividend
Cost of Investments	$32,482,706	$30,057,187
Gross Unrealized Appreciation	$7,112,988	$6,726,539
Gross Unrealized Depreciation	($427,391)	($1,113,423)
Net Unrealized Appreciation
(Depreciation) on Investments	$6,685,597	$5,613,116

There were no differences between book basis and tax basis unrealized appreciation/(depreciation).

8.) CAPITAL SHARES
At May 31, 2014, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at May 31, 2014:

	Core Investment	Global Dividend
Shares Issued
and Outstanding	2,839,245	2,620,016
Paid in Capital	$30,953,807	$27,957,015

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At May 31, 2014, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 99.35% of the Core Investment Fund shares. National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 99.24% of Global Dividend Fund shares. The Trust does not know whether National Financial Services, LLC or any of the accounts having a beneficial interest in accounts held of record by National Financial Services, Inc. (the "Underlying Accounts") hold beneficially 25% or more of the outstanding voting securities of the Funds. Accordingly, it is not known whether National Financial Services, Inc. or any of the Underlying Accounts could be deemed to control the Funds.

10.) DISTRIBUTIONS TO SHAREHOLDERS
There was a distribution paid on December 26, 2013 to the Funds’ shareholders of record on December 24, 2013. Core Investment paid a distribution of $0.34454 per share from short-term capital gains and $0.97302 per share from long-term capital gains. Also, Global Dividend paid a distribution of $0.21573 per share from net investment income, $0.06686 per share from short-term capital gains and $0.24204 per share from long-term capital gains.

Core Investment distributions paid from:

	Six Months Ended	Fiscal Year Ended
	May 31, 2014	November 30, 2013
Ordinary Income	$ 0	$ 70,226
Short-term Capital Gain	846,623	0
Long-term Capital Gain	2,390,958	0
	$ 3,237,581	$ 70,226

2014 Semi-Annual Report 22

Notes to Financial Statements (Unaudited) - continued

Global Dividend distributions paid from:

	Six Months Ended	Fiscal Year Ended
	May 31, 2014	November 30, 2013
Ordinary Income	$ 516,770	$ 457,637
Short-term Capital Gain	160,159	0
Long-term Capital Gain	579,794	0
	$ 1,256,723	$ 457,637

2014 Semi-Annual Report 23

DISCLOSURE OF EXPENSES
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. If Fund shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. Additionally, IRA accounts will be charged an $8.00 annual maintenance fee. Also, your account will be indirectly subject to the expenses of the underlying funds.

The Example is based on an investment of $1,000 invested in the Funds on December 1, 2013, and held through May 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or IRA maintenance fees described above or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

CORE INVESTMENT

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2013
	December 1, 2013	May 31, 2014	to May 31, 2014

Actual	$1,000.00	$1,066.98	$7.73

Hypothetical	$1,000.00	$1,017.45	$7.54
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

GLOBAL DIVIDEND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2013
	December 1, 2013	May 31, 2014	to May 31, 2014

Actual	$1,000.00	$1,050.72	$8.95

Hypothetical	$1,000.00	$1,016.21	$8.80
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2014 Semi-Annual Report 24

ADDITIONAL INFORMATION
May 31, 2014
(Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES

Christopher Weil & Company, Inc., the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.cweil.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-550-9266). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Funds at www.cweil.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS BETWEEN CHRISTOPHER WEIL & CO. AND THE TRUST, WITH RESPECT TO THE CORE FUND AND THE GLOBAL DIVIDEND FUND, AND THE CONTINUATION OF THE SUB-ADVISORY AGREEMENT BETWEEN CHRISTOPHER WEIL & CO. AND SOLEDAD INVESTMENT MANAGEMENT, LLC WITH RESPECT TO THE GLOBAL DIVIDEND FUND

At its quarterly meeting held on December 5, 2013, the Board considered the renewal of the Investment Advisory Agreements between Christopher Weil & Co. and the Trust, with respect to the Core Investment Fund and the Global Dividend Fund, and the continuation of the Sub-Advisory Agreement between Christopher Weil & Co. and Soledad Investment Management, LLC (“Soledad”) with respect to Global Dividend Fund (the "Agreements"). In approving the Agreements, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Christopher Weil & Co. and Soledad to the Funds; (ii) the investment performance of the Funds, Christopher Weil & Co. and Soledad; (iii) the cost of the services to be provided and the profits to be realized by Christopher Weil & Co. and Soledad from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Christopher Weil & Co.'s and Soledad's practices regarding possible conflicts of interest and other benefits to be realized by Christopher Weil & Co. and Soledad.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreements, including: (i) information regarding the services and support provided to the Funds and their shareholders by Christopher Weil & Co. and Soledad; (ii) assessments of the investment performance of the Funds by the principals of Christopher Weil & Co. and Soledad; (iii) commentary on the reasons for the performance; (iv) presentations addressing Christopher Weil & Co.'s and Soledad's investment philosophy, investment strategy, personnel and operations; (v) compliance and audit related information concerning the Funds, Christopher Weil & Co. and Soledad; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Christopher Weil & Co. and Soledad; and (vii) a memorandum from Legal Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including,

2014 Semi-Annual Report 25

Additional Information (Unaudited) - continued

without limitation: (i) documents containing information about Christopher Weil & Co. and Soledad, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; (iii) the anticipated effect of size on the Funds' performance and expenses; and (iv) benefits to be realized by Christopher Weil & Co. and Soledad from their relationships with the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by Christopher Weil & Co. and Soledad

In considering the nature, extent, and quality of the services provided by Christopher Weil & Co. and Soledad, the Trustees reviewed the responsibilities of Christopher Weil & Co. and Soledad under each Agreement. The Trustees reviewed the services being provided by Christopher Weil & Co. and Soledad including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with each Fund's investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements. The Trustees considered the coordination of services for the Funds among Christopher Weil & Co. and Soledad and the service providers and the Independent Trustees; and the efforts of Christopher Weil & Co. to promote the Funds and grow asset. The Trustees considered the coordination of services between Christopher Weil & Co. and Soledad as the sub-adviser to the Christopher Weil & Co. Global Dividend Fund. The Trustees noted the quality of Christopher Weil & Co.'s and Soledad's principals and the commitment to enhance Christopher Weil & Co.'s and Soledad's resources and systems; and the continued cooperation with the Independent Trustees and Legal Counsel for the Funds. The Trustees evaluated Christopher Weil & Co.'s and Soledad's principals, including their education and experience. After reviewing the foregoing information and further information in the materials provided by Christopher Weil & Co. and Soledad, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Christopher Weil & Co. and Soledad were satisfactory and adequate for the Funds.

2. Investment Performance of the Funds, Christopher Weil & Co. and Soledad

In considering the investment performance of the Funds, Christopher Weil & Co. and Soledad, the Trustees compared the short-term and since inception performance of the Funds with the performance of funds with similar objectives managed by other investment advisers (the "Category"), as well as with aggregated peer group data. As to the performance of the Funds, the Report included information regarding the performance of the Funds compared to a group of funds of similar size, style and objective, categorized by Morningstar (the "Peer Group"). All performance data was through the period ended September 30, 2013. The Trustees noted that for the 12 month period ended September 30, 2013 the Core Fund slightly outperformed its benchmark index and slightly underperformed its Peer Group average and Category average. The Trustees noted that for the 12 month period ended September 30, 2013, the Global Dividend Fund underperformed its benchmark index and Category average, and outperformed its Peer Group average. After reviewing and discussing the investment performance of each Fund further, Christopher Weil & Co.'s and Soledad's experience managing the Funds, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of each Fund, Christopher Weil & Co. and Soledad was satisfactory.

3. Costs of the Services to be provided and profits to be realized by Christopher Weil & Co. and Soledad

In considering the costs of the services to be provided and profits to be realized by Christopher Weil & Co. and Soledad from its relationship with the Funds, the Trustees considered: (1) Christopher Weil & Co.'s and Soledad's financial condition and the level of commitment to the Funds and Christopher Weil & Co. and Soledad by the principals of Christopher Weil & Co. and Soledad; (2) the asset level of the Funds; (3) the overall expenses of the Funds; and (4) the nature and frequency of advisory fee and sub-advisory fee payments. The Trustees reviewed information provided by Christopher Weil & Co. and Soledad regarding its profits associated with managing the Funds. The Trustees also considered potential benefits for Christopher Weil & Co. and Soledad in managing the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Agreements compared to other mutual funds with similar investment objectives and asset levels. In regard to the Core Investment Fund, it

2014 Semi-Annual Report 26

Additional Information (Unaudited) - continued

was noted that the management fee is 1.00% which is on the high-end and above the Peer Group average and the net expense ratio was approximately 18 basis points higher than the Peer Group average. In regard to the Global Dividend Fund, it was noted that the management fee of 1.25% (of which 0.625% is paid by Christopher Weil & Co. to Soledad) is on the high-end and above the Peer Group average and the net expense ratio was approximately 22 basis points higher than the Peer Group average. The Trustees considered the range of sub-advisory fees charged by Soledad to its separate account clients. The Trustees noted that the fees charged to Soledad's separate accounts were higher than those charged to Christopher Weil & Co. for the Global Dividend Fund and noted the rationale for the difference in fees. The Trustees recognized that under the services agreement with each Fund, Christopher Weil & Co. was obligated to pay certain expenses of the Funds. The Trustees noted that to date, the Funds have been only marginally profitable to Christopher Weil & Co. and Soledad at their current asset levels. It was noted that as Fund assets increase, Christopher Weil & Co. anticipates reducing fee levels. Based on the foregoing, the Board concluded that the fees to be paid to Christopher Weil & Co. and Soledad and the profits to be realized by Christopher Weil & Co. and Soledad, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Christopher Weil & Co and Soledad.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Funds' size and whether advisory fee levels reflect those economies of scale for the benefit of the Funds' investors. The Trustees considered that while the management fee remained the same at all asset levels, the Funds' shareholders had experienced benefits from the fact that Christopher Weil & Co. was obligated under a services agreement to pay certain of the Funds' operating expenses which had the effect of limiting the overall fees paid by the Funds. The Trustees noted that the fee payable to Soledad was a component of the overall management fee and did not have a contractual structure that provided for economies of scale. In light of its ongoing consideration of each Fund's asset levels, expectations for growth in the Funds, and fee levels, the Board determined that the Funds' fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Christopher Weil & Co. and Soledad.

5. Possible conflicts of interest and benefits to Christopher Weil & Co. and Soledad

In considering Christopher Weil & Co.'s and Soledad's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the principals of Christopher Weil & Co. and Soledad; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of Christopher Weil & Co.'s and Soledad's code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Christopher Weil & Co.'s and Soledad's potential conflicts of interest. Based on the foregoing, the Board determined that Christopher Weil & Co.'s and Soledad's standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Board then reflected on its in-person discussion with Mr. Wells of Christopher Weil & Co. and Mr. Nguyen of Soledad earlier in the Meeting. Next, the Independent Trustees met in executive session to discuss the continuation of the Agreements. The officers of the Trust were excused during this discussion. After further review and discussion, it was the Board’s determination that the renewal of the Agreements was in the best interests of the Funds' shareholders.

2014 Semi-Annual Report 27

Investment Advisor
Christopher Weil & Company, Inc.

Sub-Advisor
Soledad Investment Management, LLC
(Christopher Weil & Company Global Dividend Fund only)

Custodian
US Bank N.A.

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Transfer Agent
Mutual Shareholder Services, LLC

This report is provided for the general information of the shareholders of the Christopher
Weil & Company Core Investment Fund and the Christopher Weil & Company Global
Dividend Fund. This report is not intended for distribution to prospective investors in the
Funds, unless preceded or accompanied by an effective prospectus.

Christopher Weil & Company Funds 12555 High Bluff Drive, Suite 180 San Diego, California 92130 1-888-550-9266 OR 1-800-355-9345 www.cweil.com

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/5/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/5/14

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/5/14